                                                               EXHIBIT 4.1

                            SUBSCRIPTION AGREEMENT

                          COMMUNITY BANCSHARES, INC.

                          Attn: Bishop K. Walker, Jr.
                          P. O. Box 1000, Main Street
                          Blountsville, Alabama 35031

Ladies and Gentlemen:

     The undersigned (individually and collectively the "Subscriber"), intending to be legally bound, hereby applies to Community Bancshares, Inc.
(the "Company") to purchase the number specified below of shares of the Company's $.10 par value common stock (the "Shares") at $20.00 per Share (the "Purchase Price"), in accordance with the terms and conditions of this Agreement and the Offering as described in the Preliminary and Final Prospectuses (collectively, the "Prospectus") relating to the offer and sale of the Shares.

     1. Receipt of Prospectus; Status Prior to Effective Date. The Subscriber has received a copy of the Preliminary Prospectus with respect to the Offering, and understands that this Subscription shall be an indication of interest with respect to the purchase of Shares until the Registration Statement covering the Shares becomes effective (the "Effective Date") and delivery of a Final Prospectus to the Subscriber, at which time and upon acceptance by the Company, this Subscription shall be a binding obligation of the Subscriber to immediately purchase and pay for the Shares subscribed and allocated to such Subscriber. Prior to the Effective Date and delivery of a Final Prospectus covering the Shares, the Subscriber may revoke his indication of intent at any time by written notice to the Company requesting the return of his Subscription Agreement, provided such notice is received by the Company prior to the Effective Date.

     2. Purchase for Subscriber's Account Only. The Subscriber represents, warrants and covenants that this Subscription Agreement is offered for and purchase of the Shares is solely for the Subscriber's own account and for the person(s) in whose name(s) such Shares are to be registered as set forth below.

     3. Payment of Subscription. Prior to the Effective Date, no payment should be sent with this Subscription. Thereafter, all Subscriptions shall be accompanied by a check in full payment of all Shares subscribed. Upon acceptance of a Subscription after the Effective Date, the Subscriber shall promptly send a check in full payment of the Shares subscribed and allocated to him. All checks in payment of Subscriptions must represent good, collected funds and be for the full amount subscribed, and shall be payable to "Community Bancshares, Inc." All Shares subscribed and made available to the undersigned Subscriber by the Company must be paid in full before the Company shall be obligated to issue Shares to the Subscriber.

     4. Delivery of Subscriptions. All Subscription Agreements and checks for Shares subscribed shall be delivered by mail or in person to:

                          Community Bancshares, Inc.
                                 Main Street
                                P. O. Box 1000
                         Blountsville, Alabama 35031
                         Attn: Bishop K. Walker, Jr.

     5. Allocation of Shares. The Subscriber understands and agrees that if fewer than all Shares subscribed for by the undersigned are accepted by the Company, the excess subscription will be returned to the undersigned without interest. The Subscriber understands and agrees that the Company has, in its sole discretion, the right to allocate shares among Subscribers, and to accept or reject subscriptions in whole or in part.

     6. Tax Matters. All Subscribers must complete, date and sign the attached Internal Revenue Service Form W-9 to avoid back-up withholding under the Federal income tax laws.

     7. Miscellaneous. The Subscriber warrants that all information supplied by the Subscriber is accurate and complete, and shall constitute representations, warranties and covenants which shall survive the execution, delivery and acceptance of this Agreement and the issuance and delivery of Shares to the Subscriber. When accepted by the Company after the Effective Date and upon delivery of a Final Prospectus, this Agreement shall bind the Subscriber and his successors and assigns, personal and legal representatives, and heirs to pay for all Shares subscribed and allocated to such Subscriber. The Subscriber may not assign or transfer this Subscription Agreement or any interest herein, and, except as specifically provided in Section 1 hereof, this Agreement may not be revoked by the Subscriber. The Subscriber hereby consents to the release of any subscription information requested by the Superintendent of Banks of the State of Alabama, the Department of Financial Institutions of the State of Tennessee, the Federal Deposit Insurance Corporation, or any other governmental or self-regulatory authority having jurisdiction over the Company or its subsidiaries, or the Escrow Agent. Headings used herein are for convenience of reference only and shall not be considered in construing the terms of this Agreement. All capitalized terms used herein shall have the same meaning as in the Prospectus, unless otherwise defined. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama.

     8. Registration. Shares purchased by the undersigned shall be registered as listed below. (If certificates for Shares are to be issued in more than one name, please specify whether ownership is to be as tenants in common, joint tenants, etc. If certificates for Shares are to be issued in the name of one person for the benefit of another, please indicate whether registration should be as trustee or custodian for such person, and if as trustee, please provide the full name and date of such trust.)

     IN WITNESS WHEREOF, the undersigned, acting with full authority and capacity, has executed, or caused to be executed, this Subscription Agreement.

FOR INDIVIDUALS:

Number of Shares subscribed at $20.00 per Share _____________________________________________
                                                   Minimum Subscription - 25 Shares ($500.00)


                        How Shares Are to be Registered
                                (Please Print)
________________________________________________  ___________________________________________

     [ ]  Individual              [ ]  Joint Tenants     [ ]  Trustee
     [ ]  Tenants in Common       [ ]  Custodian         [ ]  Other _________________________

________________________________________________  ___________________________________________
Sign Here                                Date      Sign Here                             Date

________________________________________________  ___________________________________________
Name             (Please print or type)            Name                (Please print or type)

________________________________________________  ___________________________________________
Residence Address                                  Residence Address

________________________________________________  ___________________________________________
Mailing Address (if different)                     Mailing Address (if different)

________________________________________________  ___________________________________________
City and State                            Zip      City and State                       Zip

________________________________________________  ___________________________________________
Home Telephone No.                                 Home Telephone No.

________________________________________________  ___________________________________________
Age                                                Age

________________________________________________  ___________________________________________
Occupation                                         Occupation

________________________________________________  ___________________________________________
Employer                                           Employer

________________________________________________  ___________________________________________
Spouse's Name and Occupation                       Spouse's Name and Occupation

________________________________________________  ___________________________________________
Spouse's Employer                                  Spouse's Employer

                                       3

_______________________________________________   ________________________________________________
Business Address                                   Business Address

_______________________________________________   ________________________________________________
City and State                          Zip        City and State                       Zip

_______________________________________________   ________________________________________________
Business Telephone No.                             Business Telephone No.

_______________________________________________   ________________________________________________
Social Security No./Taxpayer Identification No.    Social Security No./Taxpayer Identification No.

_______________________________________________   ________________________________________________
Bank Reference (include account numbers)           Bank Reference (include account numbers)

_______________________________________________   ________________________________________________
Bank Reference (include account numbers)           Bank Reference (include account numbers)






                         DO NOT WRITE BELOW THIS LINE

                      __________________________________

                                   ACCEPTED:
                          COMMUNITY BANCSHARES, INC.



              Number of Shares _________________________________


              By: ______________________________________________


              Title: ___________________________________________


              Dated: ___________________________________________

FOR ENTITIES:

Number of Shares Subscribed                       Principal Office Address:
at $20.00 per Share ____________________________
Minimum Subscription - 25 Shares ($500.00)        ___________________________________________


Name of Entity: ________________________________  ___________________________________________


By: ____________________________________________  Telephone No.: ____________________________


Title: _________________________________________  Taxpayer Identification No.: ______________


Dated:_________________________________________   ___________________________________________
                                                  Bank Reference (include account number)


______________________________________________    ___________________________________________
Principal Business                                Bank Reference (include account numbers)


                         DO NOT WRITE BELOW THIS LINE

                      __________________________________

                                   ACCEPTED:
                          COMMUNITY BANCSHARES, INC.




                   Number of Shares _________________________________


                   By: ______________________________________________


                   Title:  __________________________________________


                   Dated:  __________________________________________



                                       5